UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 10, 2006

Affiliated Computer Services, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12665	51-0310342
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2828 North Haskell Avenue, Dallas, Texas		75204
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(214) 841-6111

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On today’s date the Company has filed a Form 12b-25 notifying the Securities and Exchange Commission that its Form 10-Q for the third quarter of fiscal year 2006 will be filed as provided in Form 12b-25 attached to this Form 8-K as Exhibit 99.1 and which is incorporated herein by reference. The information in this item shall be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 9.01 Financial Statements and Exhibits.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the exhibit referenced below and the information set forth therein are deemed to be "filed" under the Securities Exchange Act of 1934.

(c) Exhibits

99.1 Form 12b-25 – Notification of Late Filing filed May 10, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Affiliated Computer Services, Inc.

May 10, 2006	By:	William L. Deckelman, Jr.

Name: William L. Deckelman, Jr.
Title: Executive Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Form 12b-25 - Notification of Late Filing